Exhibit 99.1

Citi Midstream/Energy Infrastructure Conference 2020 August 12, 2020

Cautionary statements The information in this presentation includes “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward - looking statements. The words “anticipate,” “assume,” “believe,” “budget,” “estimate,” “expect,” “forecast,” “initial,” “intend,” “may,” “model,” “plan,” “potential,” “project,” “should,” “will,” “would,” and similar expressions are intended to identify forward - looking statements. The forward - looking statements in this presentation relate to, among other things, future contracts and contract terms, expected partners and customers, the parties’ ability to complete contemplated transactions (including, where applicable, to enter into definitive agreements related to those transactions), margins, returns and payback periods, future cash flows, production, delivery of LNG, liquefaction and regasification capacity additions, infrastructure growth, equity values, future costs, prices, financial results, liquidity and financing, including project financing, reaching FID, future demand and supply affecting LNG and general energy markets and other aspects of our business and our prospects and those of other industry participants. Our forward - looking statements are based on assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments, and other factors that we believe are appropriate under the circumstances. These statements are subject to numerous known and unknown risks and uncertainties which may cause actual results to be materially different from any future results or performance expressed or implied by the forward - looking statements. These risks and uncertainties include those described in the “Risk Factors” section of our Annual Report on Form 10 - K for the fiscal year ended December 31, 2019, and our other filings with the Securities and Exchange Commission, which are incorporated by reference in this presentation. Many of the forward - looking statements in this presentation relate to events or developments anticipated to occur numerous years in the future, which increases the likelihood that actual results will differ materially from those indicated in such forward - looking statements. Projected future cash flows as set forth herein may differ from cash flows determined in accordance with GAAP. We may not be able to complete the anticipated transactions described in the presentation. FID is subject to the completion of financing arrangements that may not be completed within the time frame expected or at all. Achieving FID will require substantial amounts of financing in addition to that contemplated by the agreements between Tellurian and each of Total and Petronet LNG discussed in this presentation, and Tellurian believes that it may enter into discussions with potential sources of such financing and Total and Petronet LNG in order to achieve commercial terms acceptable to all parties. Accordingly, each of the final agreements may have terms that differ significantly from those described in the presentation. The differences may significantly affect the projected financial information included in this presentation. The financial information included on slides 3, 5, 6, 7, 15, 18, 19, and 21 is meant for illustrative purposes only and does not purport to show estimates of actual future financial performance. The information on those slides assumes the completion of certain acquisition, financing and other transactions. Such transactions may not be completed on the assumed terms or at all. Actual commodity prices may vary materially from the commodity prices assumed for the purposes of the illustrative financial performance information. The forward - looking statements made in or in connection with this presentation speak only as of the date hereof. Although we may from time to time voluntarily update our prior forward - looking statements, we disclaim any commitment to do so except as required by securities laws. Forward - looking statements 2

Tellurian value proposition (Nasdaq: TELL)

Developing a global natural gas business around Driftwood LNG ("DWLNG")

Our business

- Driftwood LNG: a 27.6 mtpa LNG export terminal in Louisiana[(1)]
- Pioneering management team that has built ~18% of global LNG capacity
- Premier global LNG partners: TOTAL, Bechtel, Baker Hughes and Chart Industries
- Deliver cleaner air, reduce carbon emissions & slow the pace of climate change

Tellurian investment case

- ~$2 bn of FCF at full operations of Driftwood LNG[(2)]
- ~$5-$7 annual cash flow per share to TELL shareholders[(2)]
- Implied equity value of ~$14-$19/share at FID[(3)]

Notes: (1) EPC guaranteed capacity of 24.1 mtpa; nameplate capacity of 27.6 mtpa.
(2) See assumptions discussed in notes 1 and 3 on slide 15.
(3) NPV of $5-$7 cash flow per share at commercial operations in 2026 discounted at 15% for the 40-year life of the plant and assuming no terminal value.

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Driftwood LNG update 4

DWLNG update: ~30% cost reduction in Phase I

Driftwood model – Phase 1 capital costs(1)
(14.4 mtpa EPC guaranteed capacity)



$1,473/tonne(2)
~30% reduction
$1,042/tonne(2)
Previous estimate (January 2020)
Current

Key Business Model Benefits

- Phase 1: ~$1,000/tonne including upstream, pipeline and liquefaction
- <$3.50/mmBtu projected LNG FOB U.S. Gulf Coast
- Inviting partners on a cost-plus basis: only project globally with this pricing structure
- Achieved optimization in Driftwood Pipeline, owner's costs
- Deferred PGAP/HGAP pipelines

Notes: (1) Includes upstream, Driftwood pipeline, liquefaction and owner's costs. Excludes financing costs.
(2) Based on Phase I EPC guaranteed capacity of 14.4 mtpa (Phase I nameplate capacity of 16.6 mtpa).

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Driftwood LNG and pipeline capital for Phase I Notes: (1) Owner’s cost for Driftwood LNG terminal construction. (2) Other includes pre - FID development costs and G&A during construction. (3) Based on Phase I EPC guaranteed capacity of 14.4 mtpa (Phase I nameplate capacity of 16.6 mtpa). 6 Uses ($ bn) Sources ($ bn) Driftwood LNG terminal $10.6 Owner’s cost (1) 1.8 DWPL, upstream & other (2) 2.6 Cost/tonne ($/tonne) (3) $1,042 Financing costs and interest 1.8 Total Uses $16.8 Driftwood partner equity $6.0 Tellurian pre - FID work contribution 0.6 Cash flow from cargo ramp - up 0.5 Debt 9.8 Total Sources $16.8 $ in billions, unless otherwise noted At ~$1,000/tonne, Driftwood is among the lowest - cost global LNG projects

Driftwood expects to deliver LNG FOB at <$3.50/mmBtu

Integrated operations deliver lower costs

Gas sourcing



$2.00/mmBtu

LNG plant + pipeline[1]



< $0.75/mmBtu

Debt service[2]


BANK

< $0.75/mmBtu


LNG

<$3.50/mmBtu

Average cost on the water

Notes: (1) Includes operating expenses for Driftwood LNG plant and Driftwood pipeline and G&A.
(2) For phase one: ~$9.8 billion of project finance debt amortized over 20-year period.

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LNG macro update 8

China and India LNG demand resilient China and India LNG imports up ~8% and ~21%, respectively, through July YoY Source: IHS Markit. 9 Chinese LNG imports Indian LNG imports million tonnes/month million tonnes/month 6.6 4.4 4.4 4.3 4.7 4.8 4.8 5.3 5.0 4.2 6.4 6.4 6.3 4.1 4.4 5.3 5.8 5.1 5.5 0 1 2 3 4 5 6 7 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 2020 1.7 1.5 1.8 2.1 2.0 1.9 2.4 2.0 1.9 2.1 2.0 2.2 2.3 2.8 2.4 1.5 1.9 2.3 2.7 0 1 2 3 4 5 6 7 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 2020

Emerging Asian markets are demand pull Over half of new import capacity is in China + India Source: IHS CERA. Note: Includes existing and under construction regasification projects, including unutilized U.S. projects. 10 2020 LNG trade through July million tonnes million tonnes Regasification capacity additions 53% of 2020 LNG demand growth from China + India

LNG market recovering from June bottom Sources: IHS CERA, Tellurian analysis. 11 Monthly global LNG trade and capacity million tonnes/month 35.3 25 27 29 31 33 35 37 39 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2020E LNG trade LNG production capacity at year end Expected % increase over prior year end million tonnes/month production capacity 36.3 37.3 37.8 2019 2020 2021 2020E export capacity 2019 LNG trade 2.8% 1.3%

Entering 5 - year starvation; expect rising price Sources: Wood Mackenzie, Tellurian analysis. Note: (1) Capacity additions for projects that have reached FID only. 12 13 4 (0) 5 8 26 29 30 39 22 10 4 10 11 18 34 1 (5) -- (14) 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 ~146 mtpa capacity additions 8.3% per annum Limited capacity additions (1) 0.8% per annum Global liquefaction capacity additions (mtpa) ~53 mtpa capacity additions 2.3% per annum ~30 mtpa capacity additions 1.6% per annum $14.04 $15.12 $16.54 $13.85 $7.45 $5.73 $7.13 $9.74 $5.49 JKM annual average: Expected delays

>100 mtpa additional construction needed Recent demand growth rates imply the world will have LNG capacity constraints by 2021 Sources: Wood Mackenzie, Tellurian Research. Notes: (1) Assumes 86.5% utilization rate. (2) Assumes 8.0% annual demand growth rate from 2020 - 2025. (3) Assumes 6.6% annual demand growth rate from 2020 - 2025. (4) Assumes 112 mtpa of projects under construction coming online by 2025, including Portovaya, Petronas FLNG 2, Coral FLNG, P etronas FLNG 2, Tortue LNG, LNG Canada, Calcasieu Pass, Mozambique LNG, Golden Pass LNG, Arctic LNG 2 and NLNG T7. 13 Liquefaction capacity required by 2025 (1) 8.0% (2) 6.6% (3) ~130 mtpa ~175 mtpa mtpa Under construction (4) In operation 0 100 200 300 400 500 600 700 800 900 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 9.3% p.a. growth rate

Driftwood LNG overview 14

Positioned to deliver $5-7/sh of cash flow (1)

Tellurian ownership structure(2)



TELLURIAN
Driftwood Holdings
Production Company
Pipeline Network
LNG Terminal

Illustrative cash flow calculation to Tellurian

~**13.6** *mtpa*

x **52** *mmBtu conversion*

x **$3.50** *margin*

= **$2.5** *billion annual cash flow(3)*

Notes: (1) Annual cash flow per share based on the following assumptions, among others: (a) projected $2.5 billion annual cash flow to Tellurian at the midpoint of the range, (b) less estimated interest expense of ~$200 million related to Tellurian Marketing's acquisition of 2 mtpa of capacity at Driftwood Holdings funded by $1 billion in convertible debt with terms of 11% paid-in-kind ("PIK") interest during construction and 11% cash interest after construction, (c) ~383 million shares outstanding after issuance of ~20 million shares pursuant to Total common stock purchase agreement dated April 3, 2019, conversion of ~6.1 million shares of existing convertible preferred stock issued to Bechtel and conversion of outstanding stock options and warrants for ~35 million shares, and (d) total Driftwood LNG production at nameplate capacity of 27.6 mtpa.

(2) Pro forma construction ownership, including $7 billion investment from equity partners and final investment decision on five plants.

(3) Before estimated ~$200 million interest expense related to $1 billion convertible debt financing.

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Driftwood LNG’s ideal site for exports 16 Access to power and water Berth over 45’ depth with access to high seas Support from local communities Access to pipeline infrastructure Site size over 1,000 acres Insulation from surge, wind and local populations Artist rendition x Fully permitted x 30% engineering complete x EPC contract signed x Shovel ready project

$700 $490 $500 $380 ~$550 $710 $500 $510 $390 ~ $560 Stage 1 Stage 2 Stage 3 Stage 4 Total Bechtel LSTK secures project execution Leading LNG EPC contractor ― 44 LNG trains delivered to 18 customers in 9 countries ― ~30% of global LNG liquefaction capacity (>125 mtpa) Tellurian and Bechtel relationship ― 16 trains (1) delivered with Tellurian’s executive team ― Invested $50 million in Tellurian Inc. Price refresh in April 2019 resulted in ~2% increase after ~24 months Sources: Tellurian - Bechtel agreements; Bechtel website. Note: (1) Includes all trains from Sabine Pass LNG, Corpus Christi LNG, Atlantic LNG, QCLNG and ELNG. 17 Capacity (mtpa) 11.0 5.5 5.5 5.5 27.6 Plants 1&2 Plant 3 Plant 4 Plant 5 Increase from price refresh Driftwood EPC contract costs ($ per tonne)

Value to Tellurian Inc.

Every $1.00 reduction in gas costs or increase in LNG price adds $1.85/share in cash flow in 5-plant case

	Base case		3 Plants	5 Plants
USGC netback *($/mmBtu)*	**Cost of LNG**[1] *($/mmBtu)*	**Margin** *($/mmBtu)*	**Cash flows**[2][3][4] *$ millions ($ per share)*	
Tellurian capacity ***based on 27.6 mtpa production profile***			***6.6 mtpa***	***13.6 mtpa***
$5.00	$3.50	$1.50	$340 ($0.89)	$880 ($2.30)
$7.00	$3.50	$3.50	$1,030 ($2.69)	**$2,300 ($6.00)**
$9.00	$3.50	$5.50	$1,710 ($4.46)	$3,710 ($9.68)
$11.00	$3.50	$7.50	$2,400 ($6.26)	$5,130 ($13.38)

Notes:
(1) $3.50/mmBtu cost of LNG FOB Gulf Coast assumes $2.00/mmBtu cost of gas at Driftwood LNG terminal.
(2) Annual cash flow equals the margin multiplied by 52 mmBtu per tonne; does not reflect potential impact of management fees paid to Tellurian nor G&A.
(3) Annual cash flow per share based on ~383 million shares outstanding after issuance of ~20 million shares pursuant to Total common stock purchase agreement dated April 3, 2019, conversion of ~6.1 million shares of existing convertible preferred stock issued to Bechtel and conversion of outstanding stock options and warrants for ~35 million shares.
(4) Assumes Tellurian Marketing acquires 2 mtpa of capacity at Driftwood Holdings, financed by $1 billion in convertible debt funding with 11% paid-in-kind ("PIK") interest during construction and 11% cash interest after construction.

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U.S. Gulf Coast netback price ($/mmBtu) $5.00 $7.00 $9.00 $11.00 Driftwood LNG, FOB U.S. Gulf Coast ($/mmBtu) $(3.50) $(3.50) $(3.50) $(3.50) Margin ($/mmBtu) $1.50 $3.50 $5.50 $7.50 Annual partner cash flow (1) ($ millions per tonne) $80 $180 $285 $390 Cash on cash return (2) 16% 36% 57% 78% Payback (3) (years) 6 3 2 1 Returns to Driftwood Holdings’ partners Notes: (1) Annual partner cash flow equals the margin multiplied by 52 mmBtu per tonne. (2) Based on 1 mtpa of capacity in Driftwood Holdings; all estimates before federal income tax; does not reflect potential impa ct of management fees paid to Tellurian. (3) Payback period based on full production. 19

Premier site Fully - wrapped EPC contract FERC & DOE approval Financing Construction On path to deliver LNG from Driftwood 20 Value creation catalysts ▪ LNG market recovery from COVID - 19 with JKM approaching $5/mmBtu ▪ Marketing of new commercial terms ▪ Announce commercial agreements ▪ Secure project financing ▪ Final investment decision (Phase I) Complete

Key investment highlights

- ✓ Driftwood LNG is shovel ready, all permits secured
- ✓ Engineering ~30% complete, >$150 mm invested in EPC
- ✓ Phase 1 low-cost capital ~$1,000/tonne
- ✓ LNG delivered FOB U.S. Gulf Coast <$3.50/mmBtu to maximize margins in growing LNG market
- ✓ Premier management team with performance track record

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Social media Contact us ▪ Matt Phillips Director, Investor Relations & Finance +1 832 320 9331 matthew.phillips@tellurianinc.com ▪ Joi Lecznar SVP, Public Affairs & Communication +1 832 962 4044 joi.lecznar@tellurianinc.com 22 @TellurianLNG

Appendix 23

Tellurian commercial progress

Total Driftwood equity investment and SPA

- On July 10, 2019, Total agreed to make a $500 million equity investment in Driftwood project and to purchase 1 mtpa of LNG
- Total also agreed to purchase 1.5 mtpa of LNG from Tellurian Marketing's LNG offtake volumes from the Driftwood LNG export terminal
  - FOB, minimum term of 15 years
  - Price based on Platts Japan Korea Marker ("JKM")

Tellurian Marketing investment in Driftwood

- Tellurian Marketing to purchase an equity interest[2] in Driftwood project and 2 mtpa of LNG with anticipated private equity funding
  - Tellurian's LNG volumes from Driftwood project will increase to 13.6 mtpa at full development

Common stock purchase agreement with Total

- Total to purchase ~20 million additional shares in Tellurian for $200 million upon[1]:
  - Final investment decision ("FID")
  - Tellurian's purchase of 7.2% of Driftwood equity

Tellurian MOU with Petronet

- On September 21, 2019, Tellurian and Petronet LNG Limited INDIA ("Petronet LNG") signed a memorandum of understanding ("MOU") for up to five million tonnes per annum of liquefied natural gas ("LNG") through an equity investment in Driftwood

Notes: (1) Common stock purchase agreement executed with Total Delaware, Inc. at $10.064/share.
(2) Tellurian Marketing to purchase 7.2% equity interest in Driftwood project.

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Global energy needs require natural gas Sources: BP Statistical Review of World Energy, Tellurian Research Note: (1) Based on total 2018 energy demand for non - OECD countries and 0.855 mtpa LNG per 1 million tonnes oil equivalent. 25 7.0 4.0 4.3 0.6 2.3 0.9 31% 23% 19% 6% 7% 24% 15% 15% 0% 5% 10% 15% 20% 25% 30% 35% - 1 2 3 4 5 6 7 8 U.S. Europe JKT India China Rest of Asia Tonnes oil equivalent/capita 2030 target for gas’ share in both India and China’s energy mix Gas’ share of 2018 total energy mix 2018 energy consumption per capita The shifting landscape of energy consumption Drivers of shifting landscape ▪ Non - OECD energy consumption growth rate was ~13x that of OECD’s over the past decade ▪ Despite massive energy growth, natural gas is just 22% of non - OECD’s energy mix, while coal’s share is 36% ― If gas moved to just 25%, over 200 mtpa of LNG would be required to meet demand (1) ▪ Population and economic growth to encourage further energy consumption growth in Asia ▪ 9 of 10 world’s most polluted cities located in just two Asian countries (India & China) ▪ A drive towards cleaner energy sources will require both natural gas and renewables

China & India: ~90 mtpa growth potential

LNG demand growth (2019-2025)


mtpa
45.5
43.3
15.3
21.0
India
China
Based on consultant forecast(1)
Based on existing and planned infrastructure(2)

Key growth drivers

- **Infrastructure**:
  - **~2x** growth in India's pipeline grid by 2025
  - **~2x** growth in India's regas capacity by 2025
  - **~1.5x** growth in China's pipeline grid by 2025
  - **~2x** growth in China's regas capacity by 2025
- **Policy**:
  - India and China's infrastructure growth allows each to remain on track to reach their targets of 15% for gas' share in the energy mix by 2030
- **Latent demand**:
  - India and China's total latent demand for cleaner energy is equivalent to ~885 mtpa[3]

Sources: BP Statistical Review of Energy, WoodMac, SIA, Tellurian Research.
Notes: (1) Based on WoodMac's LNG demand outlook for both India and China.
(2) Based on existing, firm and likely regas capacity in addition to downstream pipeline infrastructure projects, per project sponsors.
(3) Based on 2018 coal-fired power generation.

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19 21 32 36 14 19 23 15 8 7 15 28 75 41 48 70 153 2018 2020 2025 2030 Incremental supply required for 15% target Uncontracted LNG Contracted LNG Indigenous Production India’s targets suggest even higher gas use ▪ Prime Minister Modi has set a target of 15% for natural gas’ share of India’s energy mix by 2030 ▪ ~$100 billion in energy infrastructure investment currently underway (2) ▪ Industrial use will lead gas demand growth as India seeks food security for ~1.3 billion people ― India seeks to become a self - reliant supplier of urea, triggering a revival of closed fertilizer plants and the conversion of naphtha - based plants to gas ▪ India’s build - out of city gas distribution networks is expected to connect an incremental ~35 million homes to the national gas grid India natural gas demand – primary sources India’s gas demand drivers Sources: Wood Mackenzie, BP Energy Outlook 2019 Edition. Notes: (1) Based on BP Energy Outlook’s estimate of India’s total primary energy consumption and Prime Minister Narendra Modi’s 15% target for natural gas’ share of India’s total primary energy consumption by 2030; 52.17 mmBtu per tonne of LNG. (2) Per India Oil Minister Dharmendra Pradhan. 27 (1) mtpa

India is rapidly building out gas infrastructure Sharp increase in LNG and gas - related infrastructure will tap into significant latent gas demand Sources: Wood Mackenzie, BP Energy Outlook 2019 Edition, Tellurian Research. 28 India’s emerging regas & gas transport infrastructure India’s regasification capacity buildout 38 57 57 19 12 21 57 69 78 Today 2025 2030 Existing Under construction Likely in-service mtpa

New Asian markets grow ~41 mtpa by 2025 Emerging markets could add the equivalent of another South Korean market by 2025 ▪ Bangladesh, Malaysia, Pakistan, Thailand: ― > 32% gas market penetration, declining indigenous gas production and strong economic growth increase the call for imports ▪ Philippines, Taiwan, Vietnam, Indonesia: ― <17% gas market penetration with growing gas demand for power, especially as coal and nuclear lose favor Sources: Wood Mackenzie, FGE. Note: New Asian markets include: Indonesia, Malaysia, Pakistan, Philippines, Singapore, Sri Lanka, Thailand and Vietnam. 29 – 100 200 300 400 500 600 2019 2020 2025 2030 JKT Other China + India New Asian markets LNG demand by region mtpa

Environmental and social leadership ▪ Provide an outlet for currently flared natural gas in the U.S. ▪ Replace coal and oil in emerging markets to reduce carbon emissions and improve air quality ▪ Facilitate growth of renewables by providing energy reliability Driftwood LNG project expected to reduce lifecycle carbon emissions and support local communities 30 Lifecycle emission reduction Sustainable development ▪ Liquefaction facility to have near zero methane emissions ▪ Use the latest equipment, technology and monitoring systems to minimize emissions ▪ Conduct green completions in upstream operations ▪ Extensive community outreach and support programs ▪ Create 350 permanent and 6,400 construction jobs ▪ Fund climate change research at Columbia University Social engagement

LNG’s role in the energy transition 31 Today: Reduce carbon intensity, improve air quality Future: Net zero carbon emissions Carbon capture, utilization and storage Carbon offsets Facilitates coal - to - gas switching Supports growth of renewables ▪ Increasingly cost - competitive with coal ▪ Reduces carbon emissions by up to 50% ▪ Reduces SOx, NOx and particulate matter ▪ Grid reliability ▪ Seasonal storage ▪ High - temperature heat for industry ▪ Winter heating for buildings Cleaner heavy transportation fuel ▪ Long - haul LNG trucking in areas without electrification ▪ LNG - powered vessels support IMO 2020 compliance